                                                                    EXHIBIT 10.5

                             NON-COMPETE AGREEMENT


     THIS NON-COMPETE AGREEMENT is made and entered into as of April 14, 1997 by and among SLJ RETAIL LLC, a Delaware limited liability company (the "Company"),
                                                                     -------
MAXWELL SHOE COMPANY INC., a Delaware corporation ("Maxwell"), each of MAXWELL
                                                    -------
V. BLUM, BETTY ANN BLUM, MARJORIE W. BLUM, MARK J. COCOZZA and DAVID ANDELMAN, AS TRUSTEE OF THE ELEANOR S. BLUM TRUST (individually, a "Maxwell Control
                                                          ---------------
Shareholder" and collectively, the "Maxwell Control Shareholders"), MAXWELL
-----------                         ----------------------------
RETAIL INC., a Delaware corporation ("Maxwell Retail"), and SPRAGUE COMPANY, a
                                      --------------
Delaware corporation ("Sprague").
                       -------

                                   RECITALS
                                   --------

     A.   The Butler Group Inc., a Delaware corporation ("Butler"), Maxwell and
                                                          ------
Maxwell Retail are parties to a Contribution Agreement dated of even date herewith (the "Contribution Agreement"), pursuant to which the Company has been
               ----------------------
formed.

     B. Capitalized terms used in this Agreement and not otherwise defined herein will have the definitions set forth in the Contribution Agreement, unless otherwise clearly indicated to the contrary herein.

     C. Pursuant to the Contribution Agreement, Maxwell has agreed with Butler to enter into this Agreement with the Company, and to cause the Maxwell Control Shareholders, as the controlling shareholders of Maxwell, and Maxwell Retail and Sprague, as the wholly-owned subsidiaries of Maxwell, to enter into this Agreement with the Company, providing that Maxwell, the Maxwell Control Shareholders, Maxwell Retail and Sprague (collectively, the "Maxwell Parties")
                                                             ---------------
shall not engage in certain activities in competition with the Company, under and subject to all of the terms and conditions set forth in this Agreement.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein, the parties hereto agree as follows:

     1.   Definitions; Rules of Construction.
          -----------------------------------

     (a)  Definitions. The following definitions will apply to the capitalized
          -----------
terms used in this Agreement for all purposes, unless otherwise clearly indicated:

     "Closeout Merchandise" means merchandise that remains on hand at the end of
      --------------------
a fashion season and that Maxwell has determined should be closed out, marked down and disposed of, provided that Maxwell has notified the Company (with a copy to Butler) of its intent to sell such merchandise as closeout merchandise and the Company (with the concurrence of the Required Members) has consented to the characterization of such merchandise as "Closeout Merchandise" for the purposes of this Agreement.

     "Company Activities" means (i) as of the date hereof, the business of
      ------------------
selling S&L/JNY Products in Mall Specialty Footwear Stores and, provided that the Company opens five or more Retail Outlet Footwear Stores within three years after the Closing Date, in Retail Outlet Footwear Stores, and (ii) as of any subsequent date, such business together with any Retail Opportunity actually undertaken by the Company as of such date and referred to the Company or required to be referred to the Company pursuant to the Retail Opportunity Agreement.

     "Company Products" means (i) as of the date hereof, S&L/JNY Products, and
      ----------------
(ii) as of any subsequent date, such products together with any other Retail Footwear Products sold by the Company pursuant to any Retail Opportunity actually undertaken by the Company as of such date and referred to the Company or required to be referred to the Company pursuant to the Retail Opportunity Agreement.

     "Confidential Information" means any data or information, other than Trade
      ------------------------
Secrets, relating to the Company Activities which is valuable information to the Company and not generally known to competitors of the Company.

     "Mall Anchor Stores" means department or general merchandise stores serving
      ------------------
as anchor stores in enclosed regional shopping malls (such as the department stores operated by Federated Department Stores, Inc. as of the date of this Agreement and the department or general merchandise stores operated under the Marshalls, T.J. Maxx, Filene's Basement, Ross Stores or Loehmann's names as of the date of this Agreement).

     "Mall Discount Footwear Stores" means retail stores (excluding Mall Anchor
      -----------------------------
Stores) which specialize in selling close-out, off-price, second quality or discounted footwear and accessories and which are located in enclosed regional shopping malls (such as the stores operated under the Famous Footwear, Payless Shoe Source and Shoe Department names as of the date of this Agreement).

     "Mall Specialty Apparel Stores" means retail stores (excluding Mall Anchor
      -----------------------------
Stores) which specialize in selling first-quality apparel and accessories and which are located in enclosed regional shopping malls (such as the stores operated under the GAP, Limited and Banana Republic names as of the date of this Agreement).

     "Mall Specialty Footwear Stores" means retail stores (excluding Mall Anchor
      ------------------------------
Stores) which specialize in selling first-quality footwear and accessories and which are located in enclosed regional shopping malls (such as the stores operated under the 9 West, Kenneth Cole and Rack Room names as of the date of this Agreement).

     "Maxwell Entities" means any entity (other than the Company) that is
      ----------------
controlled, directly or indirectly, by one or more of the Maxwell Parties.

     "Maxwell Parties" has the meaning set forth in the Recitals to this
      ---------------
Agreement.

     "Non-compete Period" means the period commencing on the date hereof and
      ------------------
ending on the earliest to occur of (i) the termination of the Sam & Libby Trademark License (or, if Sprague does not exercise the option set forth in Section 8.4 thereof to purchase all of the "Termination Inventory" (as defined therein), six months after the expiration of Sprague's option to purchase such Termination Inventory); (ii) the date when neither Butler nor any other Affiliate of GE Capital holds any Member Interest in the Company; or (iii) the tenth anniversary of the date of this Agreement;

     "Retail Footwear Products" means men's, women's or children's footwear
      ------------------------
products intended for retail (and not wholesale) sale.

     "Retail Opportunity" has the meaning set forth in the Retail Opportunity
      ------------------
Agreement.

     "Retail Outlet Apparel Stores" means retail stores which specialize in
      ----------------------------
selling off-price, second quality or close-out apparel and accessories and which are located in outlet malls or centers.

     "Retail Outlet Footwear Stores" means retail stores which specialize in
      -----------------------------
selling women's footwear and accessories and which are located in outlet malls or centers.

     "Territory" has the meaning set forth in the Sam & Libby Trademark License.
      ---------

     "Trade Secret" means information relating to the Company Activities,
      ------------
including but not limited to technical or nontechnical data, formulas, patterns, compilations, programs, devices, methods, techniques, drawings, processes, financial data or plans, product plans, lists of suppliers, or other information similar to any of the foregoing, which derives economic value, actual or potential, from not being generally known to, and not being readily ascertainable by proper means by, other Persons who can derive economic value from its disclosure or use. For purposes of this Agreement, "Trade Secret" shall include any such information developed for the Company by any of the Maxwell Parties pursuant to any of the Maxwell Documents but shall not include information that the Maxwell Parties can show, by competent proof, (i) became generally known to the public through no act or omission of any Maxwell Party, or (ii) was disclosed by a third party having a bona fide right both to possess
                                                ---- ----
the information and to disclose the information.

     (b)  Rules of Construction.
          ---------------------

          (i) All section and paragraph titles and captions in this Agreement are for convenience only, will not be deemed part of this Agreement, and in no way define, limit, extend, or describe the scope or intent of any provisions of this Agreement. Except as specifically provided otherwise, references to "Sections" are to Sections of this Agreement.
                    --------

          (ii) Whenever the context may require, any pronoun used in this Agreement includes the corresponding masculine, feminine or neuter forms, and the singular form of nouns, pronouns and verbs includes the plural and vice versa. The locative adverbs "hereof," "herein," "hereafter," etc.
     ---- -----
     refer to this Agreement as a whole.

     2.   Confidential Information. Each of the Maxwell Parties agrees that ,
          ------------------------
during the Non-compete Period, it will hold in confidence all Confidential Information, and will not disclose, publish or make use of any Confidential Information without the prior written consent of the Required Members (except that Maxwell may make use of Confidential Information which has been developed by it or to which it otherwise has rights in connection with any business in which Maxwell is then engaged in compliance with the terms of this Agreement and may disclose Confidential Information to the extent required by applicable legal requirements).

     3.   Trade Secrets. Each of the Maxwell Parties agrees that, at all time s
          -------------
after the date hereof, it will hold in confidence all Trade Secrets, and will not disclose, publish or make use of any Trade Secrets without the prior written consent of the Required Members (except that Maxwell may make use of Trade Secrets which have been developed by it or to which it otherwise has rights in connection with any business in which Maxwell is then engaged in compliance with the terms of this Agreement and may disclose Trade Secrets to the extent required by applicable legal requirements).

     4.   Covenant Not to Compete.
          -----------------------

     (a) The Maxwell Parties acknowledge that (i) the Company has the right to engage in, and proposes to engage in, the Company Activities throughout the Territory at all times during the Non-compete Period; (ii) the interests of the Company and its Members in conducting the Company Activities would not be adequately protected unless the covenant not to compete agreed to herein by each of the Maxwell Parties covers all Company Activities and the entire Territory at all times during the Non-compete Period; and (iii) the execution and delivery of this Agreement by the Maxwell Parties is a fundamental economic element of the agreements between the Maxwell Parties on the one hand, and Butler, on the other, with respect to the formation of the Company and the other matters set forth in the Contribution Agreement; and (iv) Butler would not have entered into the Contribution Agreement or consummated the transactions contemplated thereby, other than in reliance on the protection of the economic interests of the Company provided by this Agreement.

     (b) Each of the Maxwell Parties agrees that, at all times during the Non-compete Period, it will not, and will neither cause nor permit any Maxwell Entity to, in any manner, directly or indirectly (through any member of the Immediate Family of such Maxwell Party or otherwise):

          (i) engage in the Company Activities in the Territory;

          (ii) have any equity interest in, make any loan to or for the benefit of, or render services (of the types set forth in the Services Agreement or the Operating Agreement, or of any other type) to, any Person or business which engages in the Company Activities in the Territory (other than investments constituting less than one percent of the issued and outstanding capital stock or corporate bonds of a publicly traded corporation); or

          (iii) sell Company Products, for resale at retail, to any Mall Specialty Apparel Store, Mall Specialty Footwear Store or Mall Discount Footwear Store; provided that Company Products consisting of Closeout
                     --------
     Merchandise may be sold to Famous Footwear and Rack Room for so long as such Company Products are not resold by either of them at retail in malls in which the Company has Mall Specialty Footwear Stores.

Notwithstanding clause (iii) above, in the event that (x) any wholesale customer of Maxwell sells Company Products in any Mall Specialty Apparel Store, Mall Specialty Footwear Store or Mall Discount Footwear Store, or (y) Famous Footwear or Rack Room offers Company Products for retail sale in any mall in which the Company has a Mall Speciality Footwear Store, in either case in violation of its agreement with any Maxwell Party or Maxwell Entity not to do so or contrary to Maxwell's understanding as to where such Company Products would be sold, then neither Maxwell nor any Maxwell Party shall be deemed to be in breach of its obligations under clause (iii) above unless such event continues uncured for 30 days or more after receipt by such Maxwell Party of written notice thereof from the Company or Butler.

     5.   Blue-Penciling. If any of the restrictions set forth in Section 4
          --------------                                          ---------
hereof shall, for any reason, be held by a court of competent jurisdiction to be excessively broad as to duration, geographical scope, activity or subject, such restrictions shall be construed so as thereafter to be limited or reduced to the extent necessary so as to be enforceable in accordance with applicable law as it shall then appear (it being understood that, by the execution and delivery of this Agreement, each of the Maxwell Parties confirms that it regards all such restrictions to be reasonable, necessary and fully compatible with its respective rights and interests).

     6.   Equitable Remedies; Consent to Jurisdiction.
          -------------------------------------------

     (a) It is expressly understood and acknowledged by each of the Maxwell Parties that any breach or threatened breach of this Agreement cannot be remedied solely by the recovery of damages and that, in the event of a breach or threatened breach hereof by any of the Maxwell Parties, the Company or any third party beneficiary of the Company's rights hereunder may pursue both injunctive relief and any and all other remedies available at law or in equity for any such breach or threatened breach, including the recovery of damages and reasonable attorneys' fees and costs.

     (b) THE MAXWELL PARTIES AGREE THAT ANY ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT MAY BE BROUGHT BY THE COMPANY OR ANY THIRD PARTY BENEFICIARY OF THE COMPANY'S RIGHTS HEREUNDER IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND, BY ITS EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF THE MAXWELL PARTIES IRREVOCABLY SUBMITS TO THE JURISDICTION OF SUCH COURTS. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE MAXWELL PARTIES WAIVES ANY OBJECTION TO JURISDICTION OR VENUE (INCLUDING ANY OBJECTION BASED ON THE GROUNDS OF FORUM NON
                                                                       ---------
CONVENIENS) WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH
----------
ACTION OR PROCEEDING IN SUCH JURISDICTION. EACH OF THE MAXWELL PARTIES HEREBY IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY ANY OF THE COURTS REFERENCED IN THIS PARAGRAPH (b) IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, POSTAGE PREPAID, IN ACCORDANCE WITH SECTION 8 HEREOF, SUCH SERVICE TO BECOME EFFECTIVE UPON THE
                ---------
EARLIER OF (i) THE DATE FIVE (5) CALENDAR DAYS AFTER SUCH MAILING OR (ii) ANY EARLIER DATE PERMITTED BY APPLICABLE LAW.

     7.   Assignment. Neither this Agreement nor any of the rights, interests
          ----------
or obligations hereunder can be assigned or delegated by any Maxwell Party, without the prior written consent of the Company, or by the Company, without the prior written consent of Maxwell.

     8.   Notices. All notices that are required or may be given pursuant to
          -------
this Agreement must be in writing and delivered personally, by a recognized courier service, by a recognized overnight delivery service, by telecopy or by registered or certified mail, postage prepaid, to the parties at the following addresses (or to the attention of such other person or such other address as any party may provide to the other parties by notice in accordance with this Section
                                                                         -------
8):
-

          If to any Maxwell Party:
          -----------------------

               c/o Maxwell Shoe Company Inc.
               101 Sprague Street
               Hyde Park, Massachusetts 02136
               (or, if by mail, P.O. Box 37
               Readville, Massachusetts 02137)
               Attention:     James J. Tinagero
               Facsimile:     (617) 364-9058

          With a copy to:
          --------------
               Gibson, Dunn & Crutcher LLP

               333 South Grand Avenue
               Los Angeles, California 90071-3197
               Attention:     Jonathan K. Layne, Esq.
               Facsimile:     (213) 229-7520

          If to the Company:
          -----------------

               400 Technology Court
               Suite F
               Smyrna, Georgia 30082
               Attention:     President
               Facsimile:     (770) 801-0075

          With copies to:
          --------------

               GE Capital Equity Capital Group, Inc.
               260 Long Ridge Road
               Stamford, Connecticut 06927
               Attention:     William R. Kraus
               Facsimile:     (203) 357-3945

               and

               General Electric Capital Corporation
               260 Long Ridge Road
               Stamford, Connecticut  06927
               Attention:     Counsel -- Equity Capital Group
               Facsimile:     (203) 357-3047

               and

               King & Spalding
               191 Peachtree Street
               Atlanta, Georgia 30303-1763
               Attention:     John Hays Mershon, Esq.
               Facsimile:     (404) 572-5149

Any such notice or other communication will be deemed to have been given and received (whether actually received or not) on the day it is personally delivered or delivered by courier or overnight delivery service or sent by telecopy or, if mailed, when actually received.

     9.   Binding Effect. This Agreement will be binding upon and inure to the
          --------------
benefit of the parties hereto and their successors, legal representatives, and permitted assigns.

     10.  Third Party Beneficiaries. This Agreement is made solely and
          -------------------------
specifically between and for the benefit of the parties hereto, the Members from time to time of the Company as third party beneficiaries of the rights of the Company hereunder and their respective successors and assigns (subject to the express provisions hereof relating to successors and assigns). Except for such parties, such Members as third party beneficiaries and their respective successors and assigns, no other Person whatsoever will have any rights, interest, or claims hereunder or be entitled to any benefits under or on account of this Agreement as a third party beneficiary or otherwise.

     11.  Waiver. No failure by any party to insist upon the strict performance
          ------
of any covenant, duty, agreement, or condition of this Agreement or to exercise any right or remedy consequent upon a breach thereof will constitute waiver of any such breach or any other covenant, duty, agreement, or condition.

     12.  Counterparts. This Agreement may be executed in one or more
          ------------
counterparts, all of which together will constitute one agreement binding on all the parties hereto, notwithstanding that all such parties are not signatories to the original or the same counterpart.

     13.  Entire Agreement. This Agreement contains the entire understanding of
          ----------------
the parties relating to the subject matter hereof and supersedes all prior written or oral and all contemporaneous oral agreements and understandings relating to the subject matter hereof. This Agreement cannot be modified or amended except in accordance with Section 7.5 of the Operating Agreement, and then only in writing signed by the party against whom enforcement is sought.

     14.  Governing Law. This Agreement will be governed by and construed and
          -------------
interpreted in accordance with the laws of the State of New York applicable to contracts made and to be performed in that State.

     IN WITNESS WHEREOF, the parties hereto, intending to be legally bound, have executed this Agreement as of the date first above written.


                                           SLJ RETAIL LLC

                                           By:  MAXWELL RETAIL INC., its Manager



                                              By:/s/ James J. Tinagero
                                                 _______________________________
                                                 James J. Tinagero
                                                 Chairman

                                           MAXWELL SHOE COMPANY INC.



                                           By:/s/ James J. Tinagero
                                              __________________________________
                                              James J. Tinagero
                                              Executive Vice President


                                           /s/ Maxwell V. Blum
                                           _____________________________________
                                              Maxwell V. Blum

                                           /s/ Betty Ann Blum
                                           _____________________________________
                                              Betty Ann Blum

                                           /s/ Marjorie W. Blum
                                           _____________________________________
                                              Marjorie W. Blum

                                           /s/ Mark J. Cocozza
                                           _____________________________________
                                              Mark J. Cocozza

                                           /s/ David Andelman
                                           _____________________________________
                                           David Andelman, as Trustee of the
                                              Eleanor S. Blum Trust Fund of the
                                              Maxwell V. Blum Irrevocable Trust
                                              dated 12/23/80

                                           MAXWELL RETAIL INC.



                                           By:/s/ James J. Tinagero
                                              __________________________________
                                              James J. Tinagero

                                              Chairman


                                           SPRAGUE COMPANY


                                              /s/ James J. Tinagero
                                           By:__________________________________
                                              James J. Tinagero
                                              Chief Financial Officer